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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ---------------

                                    FORM 8-K


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                         of the Securities Exchange Act
                                     of 1934



         Date of Report (Date of earliest event reported) June 19, 1996


                            CPI AEROSTRUCTURES, INC.
- -----------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          New York                   1-11398                    11-2520310
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


200A Executive Drive, Edgewood, NY                              11717
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(Address of principal executive offices)                      (Zip Code)

                                 (516) 586-5200
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               Registrant's telephone number, including area code


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Item 5.  Other Events.

         On June 19, 1996, CPI Aerostructures, Inc. (the "Company") completed a private placement (the "Private Placement") under Regulation D promulgated under the Securities Act of 1933, as amended, of 82 Units (the "Units"), each Unit consisting of 25,000 shares (the "Shares") of common stock, $.001 par value per share (the "Common Stock") of the Company and 5-year Common Stock Purchase Warrants (the "Warrants") to purchase 12,500 shares of Common Stock at $2.00 per share, for a total purchase price of $2,050,000 ($25,000 per Unit), through Barber & Bronson Incorporated, as placement agent (the "Placement Agent"). The net proceeds of the Private Placement, along with working capital, were used to repay all of the Company's indebtedness to Chrysler Capital Corporation. The purchasers were granted certain demand and piggyback registration rights with respect to the shares included in the Units and underlying the Warrants.

         The Company paid the Placement Agent a selling commission of 10% of the gross proceeds of the Private Placement and a non-accountable expense allowance in an amount equal to 3% of the gross proceeds of the Private Placement. The Company also sold to the Placement Agent, for nominal consideration, five-year warrants (the "Placement Agent Warrants") to purchase 8.2 additional Units at a purchase price of $25,000 per Unit. The Company previously retained the Placement Agent, pursuant to a financial consulting agreement (the "Consulting Agreement"), to provide financial consulting services for a period of 24 months commencing on April 3, 1996, for an aggregate of $72,000 payable at the rate of $3,000 per month. The Placement Agent received five-year warrants to purchase 300,000 shares of Common Stock at an exercise price of $1.00 per share (the "Consulting Warrants"). The Placement Agent has been granted certain demand and piggy-back registration rights with respect to the shares of Common Stock underlying the Placement Agent Warrants and the Consulting Warrants. Furthermore, the Consulting Agreement provides for finder's fee arrangements and a three-year right of first refusal for the Placement Agent to serve as the underwriter or placement agent for any future public or private offering effected by the Company.

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Item 7.   Financial Statements, Pro Forma Information and Exhibits.

          (a)      Financial Statements of Business Acquired.  Not applicable.

          (b)      Pro Forma Financial Information.  Not applicable.

          (c)      Exhibits.

          4.1      Form of Registration Rights Agreement dated June 17, 1996.

          4.2      Form of Subscription Agreement.

          4.3      Form of Placement Agent Warrants dated June 17, 1996.

          4.4      Form of Consultant's Warrants dated April 3, 1996.

          4.5 Form of Redeemable Common Share Purchase Warrant dated June 17, 1996.

         10.1 Placement Agent Agreement dated May 10, 1996 between the Company and the Placement Agent.

         10.2 Financial Consulting Agreement dated April 3, 1996 between the Company and the Placement Agent.









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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








                                                       CPI AEROSTRUCTURES, INC.








Date:  June 25, 1996                               By:  /s/ Theodore J. Martines
                                                      ------------------------
                                                      Theodore J. Martines
                                                      Executive Vice President



















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